===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              BJ SERVICES COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                      OF

                              BJ SERVICES COMPANY


                                 MAY 10, 2001

                               ----------------

   A Special Meeting of the Stockholders of BJ Services Company will be held on Thursday, May 10, 2001, at 11:00 a.m. local time, at The Houstonian located at 111 North Post Oak Lane, Houston, Texas 77024, for the following purposes:

  1. To approve an amendment to BJ Services' certificate of incorporation, as amended, to increase the total number of shares of common stock, par value $0.10 per share, that BJ Services has the authority to issue from 160,000,000 shares to 380,000,000 shares;

  2. To approve amendments to the director stock option provisions of the BJ Services Company 1995 Incentive Plan;

  3. To approve amendments to the director stock option provisions of the BJ Services Company 1997 Incentive Plan;

  4. To approve amendments to the director stock option provisions of the BJ Services Company 2000 Incentive Plan; and

  5. To transact such other business as may properly come before the meeting and any adjournment thereof.

   The foregoing items of business are more fully described in the proxy statement accompanying this notice.

   All stockholders of record at the close of business on April 3, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof. Holders of at least a majority of the outstanding shares of BJ Services are required to be present at the meeting or represented by proxy to constitute a quorum.

                                        By Order of the Board of Directors,


                                        /s/ J. W. Stewart
                                        J. W. Stewart
                                        Chairman of the Board, President
                                        and Chief Executive Officer

Houston, Texas
April 10, 2001

                            YOUR VOTE IS IMPORTANT

    TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

                              BJ SERVICES COMPANY

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

   This proxy statement is furnished to stockholders of BJ Services Company, a Delaware corporation, in connection with the solicitation of proxies on behalf of the Board of Directors of BJ Services to be voted at our Special Meeting of Stockholders, to be held at The Houstonian located at 111 North Post Oak Lane, Houston, Texas 77024, on Thursday, May 10, 2001, at 11:00 a.m. local time, and at any and all adjournments thereof. Stockholders of record at the close of business on April 3, 2001 will be entitled to notice of and to vote at such meeting and at all adjournments thereof.

   When a properly executed proxy is received prior to the meeting, the shares represented thereby will be voted at the meeting in accordance with the directions noted thereon. A proxy may be revoked at any time before it is exercised by submitting a written revocation or a later-dated proxy to the corporate secretary of BJ Services at the address for its executive offices, or by attending the meeting in person and so notifying the meeting judges.

   Management does not intend to present any business for a vote at the meeting, other than

  . the proposed charter amendment to effect an increase in the total number of authorized shares of common stock and

  . the proposed amendments to the director stock option provisions of BJ Services' existing 1995, 1997 and 2000 Incentive Plans.

Unless stockholders specify otherwise in their proxies, proxies will be voted FOR the charter amendment and FOR each of the plan amendments.

   The complete mailing address of the executive offices of BJ Services is 5500 Northwest Central Drive, Houston, Texas 77092. The approximate date on which this proxy statement and the accompanying proxy card were first sent or given to our stockholders is April 10, 2001.

                               VOTING SECURITIES

   On April 3, 2001 the record date, there were outstanding and entitled to vote 82,256,976 shares of the common stock of BJ Services, held of record by approximately 1,391 persons. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of common stock held on the record date.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   Owners of more than 5% of the outstanding common stock are set forth in the following table. At the record date, management knew of no person that beneficially owned more than 5% of our outstanding voting securities, other than as set forth in the table below.

                                                            Percent
   Title of         Name and Address of       Number of       of
   Class             Beneficial Owners          Shares       Class
   --------     ---------------------------   ----------    -------
   Common Stock FMR Corp.                     12,310,689(1) 14.97%
                82 Devonshire Street
                Boston, Massachusetts 02109

---------------------
(1) Based on information provided to the Company as of March 28, 2001, FMR Corp. beneficially owns an aggregate 12,310,689 shares of the Company's common stock, constituting approximately 14.97%. According to the Schedule 13G, dated January 10, 2001, Edward C. Johnson 3d, as chairman of FMR Corp., and Abigail P. Johnson, as a director of FMR Corp., may be deemed to be members of a controlling group with respect to FMR Corp. In addition, the following entities may be considered beneficial owners of certain of these shares: (a) Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and a registered investment adviser, in its capacity as an investment adviser to various registered investment companies (the "Fidelity Funds") (the power to vote such shares resides solely with the boards of trustees of the Fidelity Funds, while the power to dispose of such shares resides with Mr. Johnson, FMR Corp., Fidelity and the Fidelity Funds); (b) Fidelity Management Trust Company, a bank and a wholly owned subsidiary of FMR Corp., in its capacity as an investment adviser and (c) Fidelity International Limited, of which Mr. Johnson is chairman but which is managed independently from FMR Corp., in its capacity of providing investment advisory and management services.

                        PROPOSED INCREASE IN AUTHORIZED
                            SHARES OF COMMON STOCK

   The Board of Directors has unanimously approved the charter amendment increasing the authorized number of shares of common stock from 160,000,000 shares to 380,000,000 shares and unanimously recommends that you vote FOR approval of the charter amendment. The affirmative vote of holders of a majority of the outstanding shares of common stock is required to approve this amendment.

What is the proposed charter amendment?

   Our certificate of incorporation, as amended, currently authorizes the issuance of a total of 165,000,000 shares of stock, consisting of 160,000,000 shares of common stock, par value $0.10 per share, and 5,000,000 shares of preferred stock, par value $1.00 per share. The charter amendment would increase the total number of authorized shares of common stock from 160,000,000 to 380,000,000 shares and is being proposed for approval at the special meeting of our stockholders.

   The full text of the proposed charter amendment is set forth in Appendix A to this proxy statement. The newly authorized shares of common stock would constitute additional shares of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock currently authorized. The number of authorized shares of preferred stock would not be affected.

Why is the amendment necessary?

   On March 22, 2001, the Board of Directors voted to recommend to the stockholders that the number of authorized shares of the common stock of BJ Services be increased from 160,000,000 shares to 380,000,000 shares. At that meeting, the Board of Directors announced its intention, if the charter amendment is approved by the stockholders, to declare a stock split to be effected in the form of a stock dividend on the common stock, whereby one new share of common stock would be issued for each existing share of common stock outstanding on May 17, 2001, the proposed record date for the stock split.

   As of April 3, 2001, 82,256,976 shares were issued and outstanding and approximately 6,924,094 shares were reserved for issuance pursuant to stock option and employee benefit plans, leaving only approximately 75,332,882 shares of common stock currently unreserved and available for future use. The current number of authorized and unreserved shares of common stock is insufficient to effect the stock split.

How will the additional authorized shares be used?

   In addition to accommodating the proposed split of our common stock, the Board believes that increasing our authorized common stock will afford BJ Services continued flexibility to issue common stock for valid corporate purposes, including acquisitions, financings, incentive compensation and further stock dividends or stock splits. The proposed charter amendment would permit the Board to issue the additional shares without further action or authorization by stockholders (except as may be required in certain cases by law or the rules of the New York Stock Exchange (NYSE)).

   A stockholder vote against the proposed increase in the number of authorized shares of BJ Services common stock would have the effect of preventing the stock split. Although at present the Board of Directors has no other plans, other than the stock split, to issue additional shares of common stock, the Board desires to have additional shares available to provide flexibility to use its common stock for business and financial purposes in the future. The Board of Directors believes that the proposed increase in the authorized shares of common stock is necessary to provide BJ Services with the flexibility to pursue corporate opportunities without added delay and expense.

What is the purpose and effect of the proposed common stock split?

   The currently proposed stock split is intended to place the market price of our common stock in a range more attractive to investors, particularly individuals. The closing price of our common stock on the NYSE on April 3, 2001 was $66.50, and trading prices in the month of March 2001 ranged from $68.00 to $86.20. In authorizing the stock split, the Board took into account that this trading range was higher than the range of most other major corporations in our industry, and believes that the proposed split of our common stock would bring the common stock into a more accessible trading range.

How will the stock split take place?

   If the charter amendment is approved, stockholders of record as of the close of business on the stock split record date will receive, as a stock dividend, one additional share of common stock for each share owned as of that date. The stockholders of BJ Services as of the stock split record date will not pay, and BJ Services will not receive, any payment or other consideration for the additional shares that would be issued pursuant to the stock split. A stockholder's equity interest in BJ Services would not increase as a result of the stock split; however, any sale of the stock split shares by a stockholder would reduce such stockholder's proportional equity in BJ Services.

   We will apply to the NYSE for listing of the additional shares of common stock to be issued if the charter amendment is approved. If the charter amendment is adopted, all stockholders of record at 5:00 p.m., eastern time, on the proposed record date for the split, May 17, 2001, will be entitled to receive one additional share for each share that they own of record on that date.

   Stockholders would retain their common stock certificates issued prior to the stock split record date, and those certificates issued prior to that date would continue to represent the number of shares of common stock evidenced thereby. Certificates for the additional shares of common stock would be mailed to stockholders of record by BJ Services' transfer agent. We anticipate that the transfer agent would begin mailing the certificates for the new shares of common stock to holders of record on or about May 31, 2001. Stockholders should not send their current certificates to BJ Services or to the transfer agent. Stockholders whose shares are held by a broker or other nominee in "street name" will not receive certificates representing the new shares. Instead, their accounts will be credited with the new shares in accordance with the procedures used by their broker or nominee.

Important Note: Certificates representing shares issued prior to the stock split will continue to represent the same number of shares after the effective date. Therefore, please do not destroy or return your existing certificates.

What are the accounting effects of the proposed stock split?

   If the charter amendment is approved, an amount equal to the par value of shares issued in the stock split would be transferred from BJ Services' retained earnings account to its stated capital account. The $0.10 par value of the common stock would not change.

What are the tax effects of the proposed stock split?

   The proposed stock split would not result in gain or loss or realization of taxable income to owners of common stock under existing United States federal income tax laws. Immediately after the stock split, the tax basis of each share of common stock will be one-half of the tax basis before the stock split, and each new share will be deemed to have been acquired at the same time as the original share with respect to which the new share was issued. The laws of jurisdictions other than the United States may impose income taxes on the issuance of the additional shares, and stockholders are urged to consult their own tax advisers.

What are the effects of the proposed stock split on trading shares of common stock?

   If stockholders dispose of their shares after the stock split, they may pay higher brokerage commissions on the same relative interest in BJ Services because that interest is represented by a greater number of shares. Stockholders may wish to consult their brokers to ascertain the brokerage commission that would be charged for disposing of a greater number of shares.

Are there disadvantages of having additional authorized shares?

   The Company's stockholders do not have preemptive rights, which means they do not have the right to purchase shares in any future issuance of common stock in order to maintain their proportionate equity interests in BJ Services. Although the Board of Directors will authorize the further issuance of common stock after the stock split only when it considers such issuance to be in the best interests of BJ Services, stockholders should recognize that any such issuance of additional stock would have the effect of diluting the earnings per share and book value per share of outstanding shares of BJ Services common stock and the equity and voting rights of holders of shares of common stock.

What are the potential anti-takeover effects of the charter amendment?

   The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of BJ Services without further action by the stockholders. Shares of authorized and unissued common stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of BJ Services more difficult, and therefore less likely. The additional authorized shares could be used to discourage persons from attempting to gain control of BJ Services, by diluting the voting power of shares then outstanding or increasing the voting power of persons who would support the Board in a potential takeover scenario. We are not currently aware of any pending or threatened efforts to acquire control of BJ Services.

   In addition, the increased shares authorized by the charter amendment could permit the Board of Directors to issue common stock to persons supportive of management's position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some stockholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination in accordance with the certificate of incorporation.

What are additional effects of the stock split?

   Upon the effectiveness of the stock split, appropriate adjustments will be made to stock options and performance units and other stock-based instruments awarded and to be awarded under BJ Services' compensation and benefit programs, as well as to the number of shares of common stock that may be purchased under the BJ Services' employee stock purchase plan. Appropriate adjustments will also apply to the outstanding preferred share purchase rights attached to the shares of common stock currently outstanding and the rights to be attached to the shares of common stock issued pursuant to the stock split. The preferred share purchase rights are not currently exercisable.

What is the recommendation of the Board of Directors?

   The Board of Directors has unanimously approved the proposed charter amendment and has determined that the increase in authorized common stock is in the best interests of BJ Services and its stockholders. Accordingly, the Board unanimously recommends that stockholders vote FOR the proposed charter amendment.

Is my vote important?

   Your vote counts. Please note that not returning your proxy or abstaining from the vote on the charter amendment has the same effect as voting against the amendment. Approval of the amendment requires the affirmative vote of an absolute majority of the common stock outstanding, rather than simply a majority of those who actually vote.

                PROPOSED AMENDMENTS TO EXISTING INCENTIVE PLANS

   The Board of Directors has unanimously approved the amendments to the stock option provisions applicable to non-employee directors under the 1995, 1997 and 2000 Incentive Plans and unanimously recommends that you vote FOR approval of each of these amendments. The affirmative vote of a majority of the holders of shares of BJ Services' common stock present in person or represented by proxy and entitled to vote at this special meeting is required to approve each of the plan amendments.

   Prior to the proposed amendments of the existing incentive plans, the award of options to non-employee directors is non-discretionary. Nonqualified options to purchase 2,000 shares of Company common stock are granted automatically to any new non-employee director on the date of the non-employee director's first election or appointment to the Board of Directors. Also, each non-employee director receives an annual grant of options to acquire 8,000 shares. The proposed amendments to the incentive plans, attached to this proxy statement as Appendix B, C and D, would provide that the award of stock options to non-employee directors, and the terms and conditions of those options, generally would be subject to the discretion of the compensation committee. The purpose of adopting the proposed amendments is to permit the compensation committee to grant options to non-employee directors, in the committee's discretion, in such numbers as the committee may determine from time to time. In making option grants to non-employee directors, the committee may consider all information and factors that it determines to be appropriate, including the options granted by other companies in the same industry or peer group or otherwise comparable to BJ Services. Under the proposed amendments, the board of directors may amend, suspend or discontinue the provisions of the incentive plans relating to non-employee directors at any time without further action by the stockholders.

   A summary of the incentive plans, as amended, is attached to this proxy statement as Appendix E.

                                 SOLICITATION

   BJ Services will bear the cost of the solicitation of proxies. In addition to solicitation by mail, certain of the directors, officers or regular employees of BJ Services may, without extra compensation, solicit the return of proxies by telephone or electronic media. Arrangements will be made with brokerage houses, custodians and other fiduciaries to send proxy material to their principals, and they will be reimbursed by BJ Services for any out-of-pocket expenses. Georgeson & Company Inc. will assist BJ Services in proxy solicitation and will receive a fee of approximately $8,000 plus reimbursement of certain charges and expenses.

                               VOTING PROCEDURES

   A majority of the outstanding shares of common stock present or represented by proxy at the special meeting of the stockholders constitutes a quorum for the transaction of business. The inspector of elections appointed by BJ Services will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting.

  . The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the charter amendment. Consequently, any shares not voted (whether by abstention or broker non-votes) will have the effect of a vote against the proposed charter amendment.

  . The affirmative vote of holders of a majority of the shares of common stock present or represented by proxy at the special meeting and entitled to vote is required to approve the plan amendments. Any abstention will have the effect of a vote against the plan amendments. In accordance with Delaware law, broker non-votes will not be treated as entitled to vote with respect to the plan amendments and therefore will not be taken into account in determining the approval of the plan amendments.

                           PROPOSALS OF STOCKHOLDERS

   Proposals of stockholders intended to be presented at the 2002 annual meeting of the stockholders must be received by the secretary of BJ Services at its principal executive offices by August 22, 2001 to be considered for inclusion in the proxy statement and form of proxy relating to the 2002 annual meeting. Under BJ Services' bylaws, in order for any stockholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2002 annual meeting, such proposal must be received by the secretary of BJ Services at its principal executive offices by October 29, 2001.

                                 OTHER MATTERS

   BJ Services knows of no items of business, other than the proposals described above, that are expected to be presented for consideration at this special meeting of stockholders. However, if other matters properly come before the special meeting, it is intended that the persons named in the accompanying proxy will vote thereon in accordance with such persons' best judgment.

                                                                     APPENDIX A

                      PROPOSED TEXT OF ARTICLE FOURTH OF
                        THE BJ SERVICES COMPANY CHARTER

   The text of the proposed amended Article FOURTH of the BJ Services Company Charter is as follows:

     "FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 385,000,000 shares of capital stock, consisting of 5,000,000 shares of preferred stock, par value $1.00 per share (the "Preferred Stock"), and 380,000,000 shares of common stock, par value $0.10 per share (the "Common Stock").

     The designations, powers and preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the Preferred Stock shall be established by resolution of the Board of Directors pursuant to Section 151 of the General Corporation Law of the State of Delaware."

                                                                      APPENDIX B

                                  AMENDMENT TO
                    BJ SERVICES COMPANY 1995 INCENTIVE PLAN

   WHEREAS, BJ Services Company (the "Company") has heretofore adopted the BJ Services Company 1995 Incentive Plan (the "Plan"); and

   WHEREAS, the Company desires to amend the Plan in certain respects;

   NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company:

     1. Paragraph 4 of Article I of the Plan shall be deleted and the following shall be substituted therefore:

       "4. Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which Awards may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan, except as provided in Article I, Paragraph 2, (c) reducing the option exercise price per share provided in the Plan, or (d) changing the class of persons to whom Awards may be made under the Plan, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights in any material respect."

     2. Paragraph 6 of Article I of the Plan shall be deleted and the following shall be substituted therefor:

       "6. Granting of Options to Non-Employee Directors. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such Non-Employee Directors as may be selected by it in its sole discretion, options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired shares of Common Stock which shall be nonqualified options. Non-Employee Directors shall not be eligible to receive any other Award. In selecting Non-Employee Directors to receive options, and in determining the number of shares to be covered by each option granted to such Non-Employee Directors, the Committee may consider such factors which it may consider relevant."

     3. Paragraphs 1, 2, and 3 of Article IV of the Plan shall be deleted and the following shall be substituted therefor:

       "1. Eligible Persons. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("Non-Employee Directors") shall be eligible to receive options under, and solely under, this Article IV.

       2. [Intentionally Omitted.]

       3. [Intentionally Omitted.]"

     4. Paragraph 6(d) of Article IV of the Plan shall be deleted.

     5. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX C

                                  AMENDMENT TO
                    BJ SERVICES COMPANY 1997 INCENTIVE PLAN

   WHEREAS, BJ Services Company (the "Company") has heretofore adopted the BJ Services Company 1997 Incentive Plan (the "Plan"); and

   WHEREAS, the Company desires to amend the Plan in certain respects;

   NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company:

     1. Paragraph 4 of Article I of the Plan shall be deleted and the following shall be substituted therefore:

       "4. Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which Awards may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan, except as provided in Article I, Paragraph 2, (c) reducing the option exercise price per share provided in the Plan, or (d) changing the class of persons to whom Awards may be made under the Plan, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights in any material respect."

     2. Paragraph 6 of Article I of the Plan shall be deleted and the following shall be substituted therefor:

       "6. Granting of Options to Non-Employee Directors. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such Non-Employee Directors as may be selected by it in its sole discretion, options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired shares of Common Stock which shall be nonqualified options. Non-Employee Directors shall not be eligible to receive any other Award. In selecting Non-Employee Directors to receive options, and in determining the number of shares to be covered by each option granted to such Non-Employee Directors, the Committee may consider such factors which it may consider relevant."

     3. Paragraphs 1, 2, and 3 of Article IV of the Plan shall be deleted and the following shall be substituted therefor:

       "1. Eligible Persons. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("Non-Employee Directors") shall be eligible to receive options under, and solely under, this Article IV.

       2. [Intentionally Omitted.]

       3. [Intentionally Omitted.]"

     4. Paragraph 6(d) of Article IV of the Plan shall be deleted.

     5. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                      APPENDIX D

                              SECOND AMENDMENT TO
                    BJ SERVICES COMPANY 2000 INCENTIVE PLAN

   WHEREAS, BJ Services Company (the "Company") has heretofore adopted the BJ Services Company 2000 Incentive Plan (the "Plan"); and

   WHEREAS, the Company desires to amend the Plan in certain respects;

   NOW, THEREFORE, the Plan shall be amended as follows, effective as of the date of adoption of this amendment by the Company:

     1. Paragraph 4 of Article I of the Plan shall be deleted and the following shall be substituted therefore:

       "4. Amendment and Discontinuance of the Plan. The Board may amend, suspend or terminate the Plan; provided, however, that each such amendment of the Plan (a) extending the period within which Awards may be made under the Plan, (b) increasing the number of shares of Common Stock to be awarded under the Plan, except as provided in Article I, Paragraph 2, (c) reducing the option exercise price per share provided in the Plan, or (d) changing the class of persons to whom Awards may be made under the Plan, shall, in each case, be subject to approval by the stockholders of the Company; provided, further, however, that no amendment, suspension or termination of the Plan may cause the Plan to fail to meet the requirements of Rule 16b-3 or may, without the consent of the holder of an Award, terminate such Award or adversely affect such person's rights in any material respect."

     2. Paragraph 6 of Article I of the Plan shall be deleted and the following shall be substituted therefor:

       "6. Granting of Options to Non-Employee Directors. The Committee shall have the authority to grant, prior to the expiration date of the Plan, to such Non-Employee Directors as may be selected by it in its sole discretion, options to purchase, on the terms and conditions hereinafter set forth in Article IV, authorized but unissued, or reacquired shares of Common Stock which shall be nonqualified options. Non-Employee Directors shall not be eligible to receive any other Award. In selecting Non-Employee Directors to receive options, and in determining the number of shares to be covered by each option granted to such Non-Employee Directors, the Committee may consider such factors which it may consider relevant."

     3. Paragraphs 1, 2, and 3 of Article IV of the Plan shall be deleted and the following shall be substituted therefor:

       "1. Eligible Persons. Persons who are members of the Board but are neither employees nor officers of the Company, its subsidiaries or affiliated entities ("Non-Employee Directors") shall be eligible to receive options under, and solely under, this Article IV.

       2. [Intentionally Omitted.]

       3. [Intentionally Omitted.]"

     4. Paragraph 6(d) of Article IV of the Plan shall be deleted.

     5. As amended hereby, the Plan is specifically ratified and reaffirmed.

                                                                     APPENDIX E

      BJ SERVICES COMPANY 1995, 1997 AND 2000 INCENTIVE PLANS, AS AMENDED

General

   The purpose of the incentive plans is to promote the interests of the Company and its stockholders by encouraging employees of the Company and its subsidiaries and affiliated entities and the nonemployee directors to acquire or increase their equity interests in the Company, giving them an added incentive to work toward the continued growth and success of the Company. The plans are also intended to enhance the ability of the Company and its subsidiaries and affiliated entities to compete for the services of individuals needed for the growth and success of the Company. Nothing in the incentive plans shall prevent the Company from granting awards outside of such plans. In the opinion of the Company, the incentive plans are not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

   Certain features of the incentive plans are summarized below (after giving effect to the proposed amendments but before giving effect to the proposed stock split), but this summary is qualified in its entirety by reference to the full text of the incentive plans. The full text of the 1995, 1997 and 2000 incentive plans is filed as an appendix to the Company's proxy statements for the 1996, 1998 and 2001 annual meetings, respectively. Additional amendments thereto are filed by the Company under the Securities Exchange Act of 1934, and proposed amendments are set forth as Appendix B, C and D to this proxy statement.

Types of awards

   The incentive plans permit the granting of the following types of awards: stock options to purchase shares of common stock, which may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options that do not constitute incentive stock options; stock-based awards (performance stock, performance units and bonus stock); and cash awards (tandem cash tax rights, performance cash awards or bonus cash awards, collectively referred to as cash awards). Options, performance stock, performance units, bonus stock and cash awards are collectively referred to herein as awards.

Eligibility for Participation

   Incentive stock options may be granted only to individuals who are employees and officers (whether or not they are directors) of the Company or any parent corporation or any subsidiary corporation (as defined in Section 424 of the Code) of the Company, and nonqualified options, performance stock, performance units, bonus stock and cash awards may be granted to individuals who are employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Options granted to non-employee directors shall be nonqualified options, and non-employee directors will not be eligible to receive any other award. As of the date of this proxy statement, approximately 365 employees and six non-employee directors are eligible to participate in the incentive plans.

Administration

   Under the terms of the incentive plans, the incentive plans will be administered by the compensation committee of the Board of Directors, consisting of two or more directors of the Company appointed by the Board of Directors. The members of the compensation committee, as of the date of this proxy statement, are Messrs. Don D. Jordan, Michael E. Patrick, L. William Heiligbrodt, John R. Huff and James L. Payne. No person is eligible to serve on the compensation committee unless such person is a non-employee director as defined in Rule 16b-3 promulgated under the Exchange Act of 1934, as amended (the "Exchange Act"), if and as such is then in effect, and also an outside director within the meaning of Section 162(m) of the Code. The compensation committee has authority to determine, within the limits of the incentive plans, the individuals who are to be granted awards the number of shares to be issued pursuant to such awards and the exercise price of options, to interpret the incentive plans and all options and awards and to administer the incentive plans.

Amendment and Termination

   The Board of Directors in its discretion may amend, suspend or terminate the incentive plans. Generally, any amendment would require the approval of the stockholders of the Company if the amendment would (i) extend the period within which awards may be granted under the incentive plans, (ii) increase the aggregate number of shares of common stock to be optioned or awarded under the incentive plans (other than as prescribed for changes in capitalization as described herein), (iii) reduce the option exercise prices per share of common stock provided in the incentive plans or (iv) change the class of persons to whom awards may be made under the incentive plans.

   Generally, the compensation committee may, with the consent of the person or persons entitled to exercise an option, amend an option. The compensation committee may at any time or from time to time, in its discretion, accelerate the time or times at which such option may be exercised to any earlier time or times. The Company has determined that stock options issued under any of the Company's existing incentive plans will not be repriced, without the prior approval of the Company's stockholders, by lowering the option exercise price of a previously granted award, or by cancellation of outstanding options with subsequent replacement, or regrant of options with lower exercise prices.

Term of the Incentive Plans

   Except with respect to awards then outstanding, if not sooner terminated, the 1995, 1997 and 2000 incentive plans will terminate on December 31, 2004, December 11, 2007, and December 7, 2010, and no further awards may be granted after those dates.

Shares Subject to the Incentive Plans

   Each of the incentive plans provides for the issuance of up to an aggregate of 3,000,000 shares of common stock (before giving effect to the proposed stock split), subject to adjustment in the event of stock splits and certain other corporate events; see "--Adjustments to Shares." These shares of common stock may be authorized but unissued shares or reacquired shares. Each share of common stock issued pursuant to the incentive plans will be fully paid and nonassessable and will include one half of an associated preferred share purchase right (before giving effect to the proposed stock split).

Options

   The compensation committee has the authority to grant to the Employee optionees, prior to the termination of and subject to the terms and conditions of the incentive plans, options that will be in such form as the compensation committee may from time to time approve. (For a description of options granted to non-employee directors of the Company, see "--Non-Employee Directors' options.") The compensation committee also has the authority to determine whether options granted to emloyee optionees will be incentive stock options or nonqualified options; provided, however, only employees of the Company, its parent corporation or a subsidiary corporation (as such terms are defined in Section 424 of the Code) may be granted incentive stock options. No employee optionee may receive more than 500,000, 500,000 and 250,000 options (in each case, before giving effect to the proposed stock split) under the 1995, 1997 and 2000 incentive plans, respectively, during any calendar year.

   The price at which shares of common stock may be purchased upon the exercise of a nonqualified option shall be equal to the fair market value per share of common stock at the time of the grant as determined by the compensation committee, based on the composite transactions in the common stock as reported by The Wall Street Journal, and shall not be less than the per share price of the last sale of common stock in regular trading on the New York Stock Exchange on the trading day prior to the grant of such option.

   In the case of options granted to non-employee directors, the exercise price of each option shall be equal to the per share price of the last sale of common stock in regular trading on the New York Stock Exchange on the trading day prior to the date of grant relating to such option, based on the composite transactions in the common stock as reported by The Wall Street Journal.

   In the case of the exercise of an incentive stock option, the purchase price per share of common stock will be equal to the fair market value per share of common stock at the time the Incentive Stock option is granted as determined by the compensation committee, based on the composite transactions in the common stock as reported by The Wall Street Journal, and shall not be less than the per share price of the last sale of common stock in regular trading on the New York Stock Exchange on the trading day prior to the date of grant; provided, however, that the exercise price per share of common stock shall be at least 110% of the fair market value per share of common stock at the time of grant if the employee optionee, at the time such option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation.

   The exercise price for options shall be subject to appropriate adjustments in the event that the outstanding shares of common stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like.

   Under the 1997 and 2000 Incentive Plans, the compensation committee may, in its discretion, provide in an option agreement (other than an incentive stock option agreement) that the option right granted to the individual may be transferred as provided in such option agreement.

Performance Stock, Performance Units and Bonus Stock

   The compensation committee has the authority to grant performance units, performance stock, and bonus stock awards to employee participants. The aggregate number of shares (before giving effect to the proposed stock split) underlying awards of performance stock, performance units and bonus stock granted by the compensation committee under the 1997 and 2000 incentive plans will not exceed 200,000 and 600,000, respectively. No individual may receive more than 500,000, 500,000 and 250,000 performance stock and/or performance unit awards (before giving effect to the proposed stock split) under the 1995, 1997 and 2000 incentive plans, respectively, during any calendar year. A total of 5,514 shares (before giving effect to the proposed stock split) are available for future awards under the 1995 Incentive Plan.

   A performance unit award is an award of phantom shares that is subject to a performance period and vesting conditions set forth in the performance unit award agreement. Vesting conditions may include, for example, continuous service with the Company or its subsidiaries, achievement of specific business objectives, the attainment of specified growth rates and levels of stock price performance, and other measures of Company or individual performance. The committee may amend the performance objectives and performance period for these awards.

   A performance stock award is an award of the right to receive shares of common stock that is subject to a performance period and vesting conditions set forth in the performance stock award agreement. Vesting conditions may include, for example, continuous service with the Company or its subsidiaries, achievement of specific business objectives, the attainment of specified growth rates and levels of stock price performance, and other measures of Company or individual performance. The committee may amend the performance objectives and performance period for these awards. The grantee of performance stock will have the rights of a stockholder of those shares, including the right to vote and receive dividends.

   Bonus stock is an award of shares of common stock that is not subject to a performance period.

Tandem Cash Tax Rights, Performance Cash Awards and Bonus Cash Awards

   With respect to a performance stock or performance unit award, the compensation committee may grant a tandem cash tax right that will entitle a recipient to receive a cash amount from the Company sufficient to gross up the value of such award to equal its value before any federal, state and other taxes payable thereon. Cash awards may also include performance cash awards, subject to a performance period and achievement of certain performance goals (as determined by the compensation committee, in its discretion). No individual may receive a performance cash award in excess of $2 million under each of the incentive plans during any calendar year.

   The compensation committee may, from time to time and subject to the provisions of the incentive plans, grant bonus cash awards to employees and officers (whether or not they are directors) of the Company, its subsidiaries and affiliated entities. Bonus cash awards are cash payments that are not subject to a performance period.

Non-Employee Directors' Options

   The proposed amendments to the incentive plans, attached to this proxy statement as Appendix B, C and D, would provide that the award of stock options to non-employee directors, and the terms of those options generally would be subject to the discretion of the compensation committee.

Change of Control

   Change of Control. Upon the occurrence of a change of control (defined generally as certain acquisitions by a person, entity or group of 25% or more of the Company's outstanding common stock or 25% of the combined voting power of the then outstanding voting securities of the Company or certain reorganizations, mergers, consolidations or liquidations), each option that is not then immediately exercisable in full shall be immediately exercisable in full. In addition, upon the occurrence of a change of control, each share of performance stock and each Performance Unit that was previously granted under the incentive plans and that is not then immediately vested in full will be immediately vested in full. Upon the occurrence of a change of control in which the consideration offered to stockholders of the Company is common stock of a publicly traded entity acquiring the Company, outstanding options will be assumed by the acquiring entity and will become new options to purchase common stock of the acquiring entity.

   Other Transactions. Upon the occurrence of a change of control in which the consideration offered to stockholders of the Company consists of cash or stock that is not publicly traded, each optionee will surrender his outstanding options in exchange for a cash payment equal to the Black-Scholes value of such options as of the date of the change of control, without discount for risk of forfeiture and non-transferability.

Adjustments to Shares

   Adjustments will be made under the incentive plans in the event that the outstanding shares of common stock are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like.

Federal Income Tax Consequences of the Incentive Plans

   The incentive plans are not qualified under Section 401(a) of the Code. The following summary is based on the applicable provisions of the Code as currently in effect and the income tax regulations and proposed income tax regulations thereunder.

   Tax Consequences of Nonqualified Options. No federal income tax is imposed on the optionee upon the grant of a nonqualified option. Upon the exercise of a nonqualified option, the optionee will be treated as receiving compensation, taxable as ordinary income in the year of exercise. The amount recognized as ordinary income upon exercise is the excess of the fair market value of the shares of common stock at the time of exercise over the exercise price paid for such common stock. At the time common stock received upon exercise of a nonqualified option is disposed of, any difference between the fair market value of the shares of common stock at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain, depending on the holding period of the shares of common stock. Any loss realized upon such a disposition will be treated as a long-term or short-term capital loss, depending on the holding period of the shares of common stock.

   Upon an optionee's exercise of a nonqualified option, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for the compensation paid at the same time and in the same amount as compensation is treated as being received by the optionee, assuming the Company satisfies the federal income tax reporting requirements with respect to such compensation. The Company is not entitled to any tax deduction in connection with a subsequent disposition by the optionee of the shares of common stock.

   Tax Consequences of Incentive Stock Options. No federal income tax is imposed on the optionee upon the grant of an incentive stock option. Generally, the optionee (provided the optionee is an employee) would recognize no taxable income upon exercise of an incentive stock option if the optionee does not dispose of the shares of common stock acquired pursuant to the exercise of an incentive stock option within a holding period equal to two years from the date the option was granted or one year after the shares of common stock were transferred to the optionee. The optionee's employment must continue for the entire time from the date the option was granted until three months before the date of exercise, or 12 months before the date of exercise if employment ceases due to permanent and total disability. If common stock received upon exercise of an incentive stock option is disposed of after completion of the holding period, any difference between the exercise price paid for such common stock and the amount realized on the disposition would be treated as a capital gain or loss. The gain, if any, realized upon such a disposition will be treated as long-term capital gain. Any loss realized upon such a disposition will be treated as a long-term capital loss. The Company would not be entitled to any deduction in connection with the grant or exercise of the option or the disposition of the shares of common stock so acquired.

   If, however, an optionee disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before the holding period has expired (a "disqualifying disposition"), the optionee would be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as being received by the optionee. The amount treated as compensation is the lesser of (i) the excess of the fair market value of the common stock at the time of exercise over the exercise price or (ii) the excess of the amount realized on disposition over the exercise price. The balance of the gain, if any, realized upon such a disposition will be treated as long-term or short-term capital gain depending on the holding period. If the amount realized at the time of the disposition is less than the exercise price, the optionee will not be required to treat any amount as ordinary income, provided that the disposition is of a type that would give rise to a recognizable loss. In such event, the loss will be treated as a long-term or short-term capital loss depending upon the holding period. A disposition generally includes a sale, exchange or gift, but does not include certain other transfers, such as by reason of death or a pledge or exchange of shares described in Section 424(c) of the Code.

   Alternative Minimum Tax. Although the exercise of an incentive stock option does not result in current taxable income, there are implications with regard to the Alternative Minimum Tax ("AMT"). The excess of the fair market value of shares of common stock acquired upon exercise of an incentive stock option over the exercise price paid for such shares of common stock is an adjustment to AMT income for the optionee's taxable year in which such exercise occurs (unless the shares of common stock are disposed of in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, in which event the amount included in AMT income will not exceed the amount realized on the disposition over the adjusted basis of the shares).

   Payment of Option Price in Shares. In the case of a nonqualified option, if the option price is paid by the delivery of shares of common stock previously acquired by the optionee having a fair market value equal to the option price ("previously acquired shares"), no gain or loss would be recognized on the exchange of the previously acquired shares for a like number of shares of common stock. The optionee's basis and holding period in the number of shares of common stock received (to the extent equal to the number of previously acquired shares used) would be the same as his or her basis and holding period in the previously acquired shares used. The optionee would treat the fair market value of the number of shares of common stock received in excess of the number of previously acquired shares used as ordinary compensation income. The optionee's basis in such excess shares of common stock would be equal to their fair market value at the time of exercise. The optionee's holding period in such excess shares of common stock begins on the date the optionee acquires those shares of common stock.

   In the case of an incentive stock option, the federal income tax consequences to the optionee of the payment of the option price with previously acquired shares depends on the nature of the previously acquired shares. If the previously acquired shares were acquired through the exercise of a qualified stock option, an incentive stock option or an option granted under an employee stock purchase plan ("statutory option") and if such previously acquired shares are being transferred prior to expiration of the applicable holding period, the transfer would be treated as a disqualifying disposition of the previously acquired shares. If the previously acquired shares were acquired other than pursuant to the exercise of a statutory option, or were acquired pursuant to the exercise of a statutory option but have been held for the applicable holding period, no gain or loss should be recognized on the exchange of the previously acquired shares. In either case,
(i) the optionee's basis and holding period in the number of shares of common stock received (to the extent equal to the number of previously acquired shares used) would be the same as his or her basis and holding period in the previously acquired shares used, increased by any income recognized to the optionee upon the disqualifying disposition of the previously acquired shares,
(ii) the optionee's basis in the number of shares of common stock received in excess of the number of previously acquired shares used would be zero, (iii) the optionee's holding period in such excess shares of common stock begins on the date the optionee acquires those shares of common stock and (iv) the other incentive stock option rules would apply. Upon a subsequent disqualifying disposition of the shares of common stock so received, the shares with the lowest basis would be treated as disposed of first.

Information on Continuing Plans

   Between September 30, 2000, the Company's fiscal year-end, and April 3, 2001, a total of 659,741 awards were made under the Company's 1995 Incentive Plan and 1997 Incentive Plan, leaving 5,514 shares available for future awards under the 1995 Incentive Plan and 1,115,502 shares and 3,000,000 available for future awards under the 1997 and 2000 incentive plans, respectively (in each case, before giving effect to the proposed stock split). No further awards may be made under the Company's 1990 Stock Incentive Plan. The compensation committee has determined to limit the number of future performance units and other non-option awards under the 1997 and 2000 plans to 200,000 and 600,000 shares, respectively (before giving effect to the proposed stock split). As of April 3, 2001, the weighted average price of options outstanding under all of the Company's plans was $ 29.714, and the average remaining term of such options was 6.9 years.

                              BJ SERVICES COMPANY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR A SPECIAL MEETING OF STOCKHOLDERS ON MAY 10, 2001

     A Special Meeting of the Stockholders of BJ Services Company (the "Company") will be held on Thursday, May 10, 2001, at 11:00 a.m. local time, at The Houstonian located at 111 North Post Oak Lane, Houston, Texas 77024, for the following purposes:

     1. To approve an amendment to BJ Services' certificate of incorporation to increase the total number of shares of common stock, par value $0.10 per share, that BJ Services has the authority to issue from 160,000,000 shares to 380,000,000 shares.

     2. To approve amendments to the director stock option provisions of the BJ Services Company 1995 Incentive Plan.

     3. To approve amendments to the director stock option provisions of the BJ Services Company 1997 Incentive Plan.

     4. To approve amendments to the director stock option provisions of the BJ Services Company 2000 Incentive Plan.

     5. To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

     The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and appoints J.W. Stewart, Michael McShane and Margaret B. Shannon, and each of them, his true and lawful agents and proxies with power of substitution and resubstitution in each, to represent and vote at the Special Meeting scheduled to be held on May 10, 2001, or at any adjournment or postponements thereof on all matters coming before said meeting, all shares of common stock of BJ Services Company which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

(Continued and to be dated and signed on the reverse side.)

                                                      DETACH PROXY CARD HERE
--------------------------------------------------------------------------------------------------------------------------------
[   ]

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the amendment to the certificate of incorporation and FOR Proposal No. 2, Proposal No. 3 and Proposal No. 4.
The Board of Directors recommends a vote FOR the amendment to the certificate of incorporation and FOR Proposal No. 2, Proposal
No. 3 and Proposal No. 4.

1. To approve an amendment to BJ Services' certificate        FOR [ ]           AGAINST [ ]             ABSTAIN [ ]
   of incorporation to increase the total number of
   shares of common stock, par value $0.10 per share,
   that BJ Services has the authority to issue from
   160,000,000 shares to 380,000,000 shares.

2. To approve amendments to the director stock                FOR [ ]           AGAINST [ ]             ABSTAIN [ ]
   option provisions of the BJ Services Company
   1995 Stock Incentive Plan.

3. To approve amendments to the director stock                FOR [ ]           AGAINST [ ]             ABSTAIN [ ]
   option provisions of the BJ Service
   Company 1997 Incentive Plan.

4. To approve amendments to the director stock                FOR [ ]           AGAINST [ ]             ABSTAIN [ ]
   option provisions of the BJ Services Company
   2000 Incentive Plan.

5. In the discretion of the proxies, such other                                         Change of Address and   [ ]
   business as may properly come before the                                             or Comments Mark Here
   meeting and any adjournments or postponements
   thereof.

                                                                     NOTE: Please sign, date and return your instructions promptly in the enclosed envelope. Sign exactly as name(s) appear(s)
                                                                     hereon. Joint owners should each sign. When signing as
                                                                     attorney, executor, administrator, trustee or guardian or other fiduciary, please give full title as such.

                                                                     Dated:


                                                                     -------------------------------------------------------------
                                                                                           Signature(s)


                                                                     -------------------------------------------------------------
                                                                                           Signature(s)


(Please sign, date and return this proxy in the enclosed                Votes must be indicated
postage prepaid envelope.)                                              (x) in Black or Blue ink.   [X]

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